Unaudited Pro Forma Consolidated Statement of Financial Condition as of December 31, 2013 and Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2013

The unaudited Pro Forma Consolidated Statement of Financial Condition and the unaudited Pro Forma Consolidated Statement of Operations have been prepared through the application of Pro Forma adjustments to the historical Statement of Financial Condition and Statement of operations of RCS Capital Corporation (the ‘‘Company’’ or ‘‘RCAP’’) reflecting the recent acquisition and the related financing of Cetera Financial Holdings, Inc. together with its consolidated subsidiaries (‘‘Cetera’’) which closed on April 29, 2014 and the pending acquisitions and the related financing.

A portion of this related financing is contingent on closing other pending acquisitions of the Company: (i)Hatteras Investment Partners LLC, Hatteras Investment Management LLC, Hatteras Capital Investment Management, LLC, Hatteras Alternative Mutual Funds LLC, and Hatteras Capital Investment Partners, LLC together with their respective consolidated subsidiaries ("Hatteras"); (ii) Investors Capital Holdings, Ltd. together with its consolidated subsidiaries (“ICH”) and; (iii) Summit Financial Services Group, Inc. together with its consolidated subsidiaries (“Summit” and together with Hatteras and ICH, the “Target Companies”). The unaudited Pro Forma Consolidated Statement of Financial Condition and the unaudited Pro Forma Consolidated Statement of Operations also reflect the exchange by RCAP Holdings, LLC, (‘‘RCAP Holdings’’) of all but one of the Class B units owned by it in the Company’s operating subsidiaries for 23,999,999 shares of the Company’s Class A common stock par value $0.001 per share (the ‘‘Class A common stock’’).

The pending acquisitions of the Target Companies are expected to close during the year ending December 31, 2014. However, as of the date of this filing, the consummation of the pending acquisitions has not yet occurred and although the Company believes that the completion of each of the pending acquisitions is probable, the closing of the pending acquisitions are subject to various closing conditions including, in certain cases, approval of the transaction by certain of the Target Companies’ stockholders and the Financial Industry Regulatory Authority, Inc. (‘‘FINRA’’), and therefore there can be no assurance that each of the transactions will be consummated. The unaudited Pro Forma Consolidated Statement of Financial Condition and the related Pro Forma adjustments were prepared as if these transactions occurred on December 31, 2013 and should be read in conjunction with the Company’s historical consolidated financial statements and notes in its annual report on Form 10-K for the year ended December 31, 2013. The unaudited Pro Forma Consolidated Statement of Financial Condition is not necessarily indicative of what the actual financial position would have been had the Company acquired the Cetera as of December 31, 2013, nor does it purport to present the future financial position of the Company. The unaudited Consolidated Pro Forma Statement of Operations and the related Pro Forma adjustments for the year ended December 31, 2013 were prepared as if the acquisition of Cetera occurred on January 1, 2013, and should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto and Cetera’s historical financial statements and notes thereto. The unaudited Pro Forma Consolidated Statement of Operations for year ended December 31, 2013 is not necessarily indicative of what the actual results of operations would have been had the Company acquired Cetera on January 1, 2013, nor does it purport to present the future results of operations of the Company.

Certain reclassifications have been made to the historical Statement of Financial Condition and Statement of Operations of Cetera to conform to the Company’s presentation. For example, if Cetera had an expense line item for which the Company has no comparable line item, other expenses was used unless the amount was material, in which case a new line item was added.

Unaudited Pro Forma Consolidated Statement of Financial Condition

December 31, 2013

(in thousands)

	RCAP Historical (1)	Cetera Historical (2)	Cetera Acquisition Related Adjustments (3)		Cetera Financing Related Adjustments (excluding portions of the financing contingent on closing other pending acquisitions) (4)		RCAP with Cetera Pro Forma	Cetera Financing Related Adjustment (portion contingent on closing other pending acquisitions) (5)		RCAP Adjustments		RCAP Pro Forma
Assets
Cash and cash equivalents	$45,744	$129,005	$(1,150,000	)(6)	$922,478	(11)	$(52,773)	$74,156	(14)	$—		$21,383
Available-for-sale securities	8,528	—	—		—		8,528	—		—		8,528
Investment securities	5,874	8,353	—		—		14,227	—		—		14,227
Deferred compensation plan investments	—	76,298	—		—		76,298	—		—		76,298
Receivables:
Selling commission and dealer manager fees
Due from related parties	1,072	—	—		—		1,072	—		—		1,072
Due from non-related parties	21	7,820	—		—		7,841	—		—		7,841
Reimbursable expenses
Due from related parties	18,772	—	—		—		18,772	—		—		18,772
Due from non-related parties	584	—	—		—		584	—		—		584
Investment banking fees (related party)	21,420	—	—		—		21,420	—		—		21,420
Due from RCAP Holdings and related parties	7,156	—	—		—		7,156	—		—		7,156
Property and equipment	458	16,350	—		—		16,808	—		—		16,808
Prepaid expenses	1,372	8,910	—		—		10,282	—		—		10,282
Deferred acquisition fees	—	—	—		80,343	(12)	80,343	5,844	(14)	—		86,187
Commissions receivable	—	50,605	(57	)(7)	—		50,548	—		—		50,548
Deferred tax asset	126	38,505	—		—		38,631	—		(38,631	)(15)	—
Loan receivable	—	—	—		—		—	—		—		—
Notes receivable	—	46,822	—		—		46,822	—		—		46,822
Other assets	—	32,202	—		—		32,202	—		—		32,202
Intangible assets	—	76,545	803,310	(8)	—		879,855	—		—		879,855
Goodwill	—	19,424	369,747	(8)	—		389,171	—		—		389,171
Total assets	$111,127	$510,839	$23,000		$1,002,821		$1,647,787	$80,000		$(38,631)		$1,689,156
Liabilities and Equity
Accounts payable	$4,695	$35,062	$—		$—		$39,757	$—		$—		$39,757
Accrued expenses
Due to related parties	5,894	—	—		—		5,894	—		—		5,894
Due to non-related parties	16,736	15,985	—		—		32,721	—		—		32,721
Payable to broker dealer	1,259	—	—		—		1,259	—		—		1,259
Deferred compensation plan accrued liabilities	—	75,456	—		—		75,456	—		—		75,456
Deferred revenue	2,567	—	—		—		2,567	—		—		2,567
Subordinated borrowings	—	—	—		—		—	—		—		—
Commissions payable	—	64,196	(57	)(7)	—		64,139	—		—		64,139
Payable other	450	—	—		—		450	—		—		450
Other accrued liabilities	—	21,873	—		—		21,873	—		—		21,873
Deferred tax liability	—	—	321,324	(8)	—		321,324	—		(39,931	)(16)	281,393
Contingent consideration	—	—	—		—		—	—		—		—
Notes and debentures	—	208,688	(208,688	)(9)	765,000	(11)	765,000	80,000	(14)	—		845,000
Total liabilities	31,601	421,260	112,579		765,000		1,330,440	80,000		(39,931)		1,370,509
Class A common stock	3	—	—		—		3	—		24	(17)	27
Class B common stock	24	—	—		—		24	—		(24	)(17)	—
Common stock	—	9	(9	)(10)	—		—	—		—		—
Preferred stock	—	40,305	(40,305	)(10)	12	(13)	12	—		—		12
Additional paid-in capital	43,376	48,353	(48,353	)(10)	237,809	(13)	281,185	—		35,970	(18)	317,155
Accumulated other comprehensive loss	(46)		—		—		(46)	—		—		(46)
Unearned stock based compensation	—	3,026	(3,026	)(10)	—		—	—		—		—
Treasury stock	—	—	—		—		—	—		—		—
Retained earnings	1,499	(2,114)	2,114	(10)	—		1,499	—		—		1,499
Member's equity	—	—	—		—		—	—		—		—
Total stockholders' equity	44,856	89,579	(89,579)		237,821		282,677	—		35,970		318,647
Non-controlling interest	34,670	—	—		—		34,670	—		(34,670	)(18)	—
Total liabilities and equity	$111,127	$510,839	$23,000		$1,002,821		$1,647,787	$80,000		$(38,631)		$1,689,156

1

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Financial Condition

(1)	Reflects the consolidated historical Statement of Financial Condition of the Company as of the date indicated.

(2)	Reflects the historical Consolidated Statement of Financial Condition of Cetera as of the date indicated.

(3)	Reflects pro forma adjustments to record the assets and liabilities of Cetera at their fair values.

(4)	Reflects pro forma adjustments to record Cetera financing related adjustments. These adjustments exclude a portion of the commitment in respect of the first lien term facility which is subject to mandatory prepayment if certain of the pending acquisitions are abandoned or terminated.

(5)	Reflects pro forma adjustments to record the portion of the commitment in respect of the first lien term facility which is subject to mandatory prepayment if certain of the pending acquisitions are abandoned or terminated. The contingent adjustment is in the aggregate of $80.0 million as follows: (i) with respect to the ICH acquisition, $15.0 million; (ii) with respect to the Hatteras acquisition, $31.0 million; and (iii) with respect to the Summit acquisition, $34.0 million. The first lien term facility will be subject to a mandatory prepayment by the same amounts if any or all of the ICH acquisition, the Hatteras acquisition and the Summit acquisition are abandoned or terminated after the completion of the Cetera acquisition.

(6)	Reflects the use of $1.2 billion of cash to fund the Cetera acquisition.

(7)	Reflects the elimination of the Company’s historical third-party receivables and payables with Cetera which upon acquisition become classified as intercompany receivables and payables and eliminate in consolidation.

(8)

Reflects the preliminary adjustment to record goodwill and other intangible assets including intangibles for client relationships. The amount includes the write-off of $96.0 million of historical intangible assets and the recording of $1.3 billion of new goodwill and intangible assets, which include intangibles related to the acquisition of Cetera’s broker-dealer, investment advisory and technology provider businesses. The allocation of goodwill and intangible assets will be finalized once the purchase price allocation to the assets and liabilities acquired is finalized. In accordance with accounting principles generally accepted in the United States, the Company allocates the purchase price of acquired entities to identifiable intangible assets acquired based on their respective estimated fair values. Substantially all of the identifiable intangible assets of Cetera are assumed to be related to client relationships with an assumed useful life of 9.5 years. The third party valuation is expected to take into consideration the useful lives of the intangible assets generated organically as well as those previously acquired therefore the useful lives may differ from those in the historical financial statements. Factors to be considered in the analysis of such intangible assets include the estimate and probability of future revenues attributable to financial advisors and retention rates which will be are used to derive economic cash flows that are present valued at an appropriate rate of return over their respective useful lives. The estimated deferred tax liability of $321.3 million relates to timing differences between book and taxable expense related to the incremental intangible assets. Certain items will be finalized once additional information is received. Accordingly, these allocations are subject to revision when final information is available.

(9)	Reflects the adjustment to long-term debt in accordance with the $208.7 million repayment of Cetera’s senior secured credit facility as required by the terms of the Cetera merger agreement.

(10)	Reflects the elimination of Cetera’s historical common stock, convertible preferred stock balance, additional paid in capital, unearned stock based compensation and retained earnings balances.

2

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Financial Condition

(11)	Reflects the sources of cash to fund the Cetera acquisition. The remaining purchase price will be paid using cash on hand.

(in millions)
Sources of Funds
Cash to fund the Cetera acquisition
Issuance of long-term debt - first lien (i)	$495.0
Issuance of long-term debt - second lien (i)	150.0
Issuance of convertible notes (ii)	120.0
Total issuance of debt	765.0
Issuance of convertible preferred stock (iii)	270.0
Fees and original issue discount (“OID”) (iv)	(112.5)
Total sources	$922.5

i.	Reflects the amount the Company borrowed under the first lien loan facility and second lien loan facility.

ii.

Reflects the par value issued to Luxor Capital Group (“Luxor”) by the Company pursuant. The Pro Forma Consolidated Statement of Financial Condition does not assume the conversion of the convertible notes.

iii.	Reflects the issuance of convertible preferred stock having a liquidation preference of $270.0 million issued to Luxor by the Company. The Pro Forma Consolidated Statement of Financial Condition does not assume the conversion of the convertible preferred stock.

iv.	Reflects the fees paid and OID in connection with the above issuances, of which $32.2 million is netted in additional paid-in capital.

(12)	Reflects debt issuance costs and OID of $80.3 million. The balance will be amortized over the life of the debt issuances which ranges from 5 to 7.5 years.

(13)	Primarily reflects the issuance of the Company’s convertible preferred stock and the Company’s Class A common stock for the equity portion of the consideration due in connection with the financings entered into in connection with the Cetera acquisition. These Pro Forma consolidated financial statements were prepared with a share price of the Company’s convertible preferred stock of $20.26 as set forth in the agreement with Luxor.

(in millions)
Excess price of the Company's convertible preferred stock above par value	270.0
Transaction costs	(32.2)
Total	$237.8

(14)	Reflects pro forma adjustments to record an additional $80.0 million of commitments, resulting in net cash increase of $74.2 million and deferred acquisition fees of $5.8 million.

(15)	Reflects the deferred tax asset impact for the following items:

(in millions)
Exchange agreement (i)	$1.3
Netting (ii)	(39.9)
Total	$(38.6)

i.	Reflects the anticipated deferred tax impact assuming the Company owned 100% of the operating subsidiaries as a result of RCAP Holdings’ exercise of its rights under the exchange agreement under which, RCAP Holdings and its transferees exchanged all but one of their Class B units in the Operating Subsidiaries for shares of Class A common stock of the company on a one-for-one basis, assuming that the exchange had occurred on December 31, 2013.

ii.	Reflects the assumption that Company will net its deferred tax assets against the deferred tax liabilities.

3

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Financial Condition

(16)	Reflects the assumption that the Company will net its deferred tax assets against the deferred tax liabilities. Further, to the extent an acquisition is an anticipated stock purchase, historical deferred tax assets of targets are deemed to be realizable pending additional analysis post-acquisition. It is anticipated that any potential adjustment to these historical deferred tax assets would be immaterial.

(17)	Reflects the exchange by RCAP Holdings of all but one of its 24.0 million shares of the Company’s Class B common stock and all but one of its Class B units in the Company’s operating subsidiaries for 24.0 million shares of the Company’s Class A common stock, assuming that the exchange had occurred on December 31, 2013. As a result of this exchange, RCAP Holdings is entitled to both economic and voting rights and; therefore, no longer has a non-controlling interest in the Company (other than a de minimis interest and, as of April 28, 2014, 310,947 earned LTIP Units). Therefore the historical Class B common stock balance was moved to Class A common stock and the historical non-controlling interest balance was moved to additional paid-in capital.

(18)	Reflects a $34.7 million adjustment to non-controlling interests for the exchange agreement. As a result of this exchange, RCAP Holdings is entitled to both economic and voting rights, and therefore, no longer has a non-controlling interest in the Company (other than a de minimis interest).

The adjustment also reflects a $1.3 million adjustment to additional paid-in capital as it relates to deferred tax assets for the exchange agreement assuming the Company owned 100% of the operating subsidiaries as a result of RCAP Holdings’ exercise of its rights under the exchange agreement under which, RCAP Holdings exchanged all but one of their Class B units in the Operating Subsidiaries for shares of Class A common stock of the company on a one-for-one basis, assuming that the exchange had occurred on December 31, 2013.

4

Unaudited Pro Forma Consolidated Statement of Operations

December 31, 2013

(in thousands)

	RCAP Historical (1)	Cetera Historical (2)	Walnut Historical (3)	Tower Square Historical (4)	Cetera Acquisition Related Adjustments		Walnut Acquisition Related Adjustments		Tower Square Acquisition Related Adjustments		Cetera Financing Related Adjustments (excluding portions of the financing contingent on closing other pending acquisitions) (5)		RCAP with Cetera Pro Forma
Revenues:
Commissions
Related party products	$400,560	$—	—	—	$—		$—		$—		$—		$400,560
Non-related party products	116,074	636,951	34,715	17,061	(40,924	)(8)	—		—		—		763,877
Dealer manager fees
Related party products	227,420	—	—	—	—		—		—		—		227,420
Non-related party products	56,381	—	—	—	(27,163	)(8)	—		—		—		29,218
Investment banking advisory services
Related party products	45,484	—	—	—	—		—		—		—		45,484
Non-related party products	—	—		—	—		—		—		—		—
Advisory and asset-based fees (non-related party)	—	347,632	37,671	7,710	—		—		—		—		393,013
Transfer agency revenue (related party)	8,667	—	—	—	—		—		—		—		8,667
Services revenue
Related party products	24,968	—	—	—	—		—		—		—		24,968
Non-related party products	492	—	—	—	—		—		—		—		492
Reimbursable expenses
Related party products	6,375	—	—	—	—		—		—		—		6,375
Non-related party products	100	—	—	—	—		—		—		—		100
Other revenues	(26)	87,094	3,476	1,751	—		—		—		—		92,295
Total revenues	886,495	1,071,677	75,862	26,522	(68,087)		—		—		—		1,992,469

Expenses:
Third-party commissions
Related party products	400,598	—	—	—	—		—		—		—		400,598
Non-related party products	116,074	—	—	—	—		—		—		—		116,074
Third-party reallowance
Related party products	65,018	—	—	—	—		—		—		—		65,018
Non-related party products	19,563	—	—	—	—		—		—		—		19,563
Retail commissions	—	854,931	66,335	23,005	(68,087	)(8)	—		—		—		876,184
Wholesale commissions	101,702	—	—	—	—		—		—		—		101,702
Internal commission, payroll and benefits	14,292	91,273	3,900	1,499	—		—		—		—		110,964
Conferences and seminars	25,486	—	—	—	—		—		—		—		25,486
Travel	7,623	—	—	—	—		—		—		—		7,623
Marketing and advertising	8,611	10,604	—	—	—		—		—		—		19,215
Professional fees:
Related party expense allocation	930	—	—	—	—		—		—		—		930
Non-related party expenses	3,663	15,287	—	—	—		—		—		—		18,950
Data processing	6,268	15,512	4,437	1,551	—		—		—		—		27,768
Equity-based outperformance	492	—	—	—	—		—		—		—		492
Incentive fee	273	—	—	—	—		—		—		—		273
Quarterly fee	5,996	—	—	—	—		—		—		—		5,996
Transaction costs	4,587	10,110	—	—	(10,110	)(9)	—		—		—		4,587
Interest expense	—	11,886	79	74	(11,886	)(10)	—		—		60,743	(15)	60,896
Occupancy	2,717	10,514	—	—	—		—		—		—		13,231
Depreciation and amortization	150	17,989	—	—	78,355	(11)	1,296	(13)	602	(14)	—		98,392
Goodwill impairment	—	—	—	—	—		—		—		—		—
Service, sub-advisor and mutual fund expense	—	—	—	—	—		—		—		—		—
Other expenses	1,900	28,269	3,540	1,465	—		—		—		—		35,174
Total expenses	785,943	1,066,375	78,291	27,594	(11,728)		1,296		602		60,743		2,009,116
Income (loss) before taxes	100,552	5,302	(2,429)	(1,072)	(56,359)		(1,296)		(602)		(60,743)		(16,647)
Provision (benefit) for income taxes	2,202	2,184	(886)	(376)	(22,543	)(12)	(518	)(13)	(241	)(14)	(24,297	)(15)	(44,475)
Net income (loss)	98,350	3,118	(1,543)	(696)	(33,816)		(778)		(361)		(36,446)		27,828
Less: net income (loss) attributable to non-controlling interests	95,749	—	—	—	—		—		—		—		95,749
Net income (loss) attributable to RCS Capital Corporation	$2,601	$3,118	$(1,543)	$(696)	$(33,816)		$(778)		$(361)		$(36,446)		$(67,921)
Earnings per share:
Basic	1.04												(34.73)
Diluted	1.04												(34.73	)(22)
Weighted average common shares:
Basic	2,500												2,500
Diluted	2,500												2,500

5

Unaudited Pro Forma Consolidated Statement of Operations

December 31, 2013

(in thousands)

	RCAP with Cetera Pro Forma		Cetera Financing Related Adjustments (portions of the financing contingent on closing other pending acquisitions (6)		RCAP Adjustments (7)		RCAP Pro Forma
Revenues:
Commissions
Related party products	$400,560		$—		$—		$400,560
Non-related party products	763,877		—		—		763,877
Dealer manager fees
Related party products	227,420		—		—		227,420
Non-related party products	29,218		—		—		29,218
Investment banking advisory services
Related party products	45,484		—		—		45,484
Non-related party products	—		—		—		—
Advisory and asset-based fees (non-related party)	393,013		—		—		393,013
Transfer agency revenue (related party)	8,667		—		—		8,667
Services revenue
Related party products	24,968		—		—		24,968
Non-related party products	492		—		—		492
Reimbursable expenses
Related party products	6,375		—		—		6,375
Non-related party products	100		—		—		100
Other revenues	92,295		—		—		92,295
Total revenues	1,992,469		—		—		1,992,469

Expenses:
Third-party commissions
Related party products	400,598		—		—		400,598
Non-related party products	116,074		—		—		116,074
Third-party reallowance
Related party products	65,018		—		—		65,018
Non-related party products	19,563		—		—		19,563
Retail commissions	876,184		—		—		876,184
Wholesale commissions	101,702		—		—		101,702
Internal commission, payroll and benefits	110,964		—		—		110,964
Conferences and seminars	25,486		—		—		25,486
Travel	7,623		—		—		7,623
Marketing and advertising	19,215		—		—		19,215
Professional fees:
Related party expense allocation	930		—		—		930
Non-related party expenses	18,950		—		—		18,950
Data processing	27,768		—		—		27,768
Equity-based outperformance	492		—		—		492
Incentive fee	273		—		9,392	(17)	9,665
Quarterly fee	5,996		—		(5,996	)(18)	—
Transaction costs	4,587		—		(4,587	)(19)	—
Interest expense	60,896		5,416	(16)	—		66,312
Occupancy	13,231		—		—		13,231
Depreciation and amortization	98,392		—		—		98,392
Goodwill impairment	—		—		—		—
Service, sub-advisor and mutual fund expense	—		—		—		—
Other expenses	35,174		—		(1,390	)(19)	33,784
Total expenses	2,009,116		5,416		(2,581)		2,011,951
Income (loss) before taxes	(16,647)		(5,416)		2,581		(19,482)
Provision (benefit) for income taxes	(44,475)		(2,166	)(16)	46,641	(20)	—
Net income (loss)	27,828		(3,250)		(44,060)		(19,482)
Less: net income (loss) attributable to non-controlling interests	95,749		—		(95,749	)(21)	—
Net income (loss) attributable to RCS Capital Corporation	$(67,921)		$(3,250)		$51,689		$(19,482)
Earnings per share:
Basic	(34.73)						(1.45)
Diluted	(34.73	)(22)					(1.45	)(22)
Weighted average common shares (2):
Basic	2,500				24,000	(21)	26,500
Diluted	2,500				24,000	(21)	26,500

6

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(1)	Reflects the historical Consolidated Statement of Income of the Company for the period indicated.

(2)	Reflects the historical Consolidated Statement of Income of Cetera for the period indicated.

(3)	Reflects the historical Statement of Operations of Walnut Street Securities, Inc. (“Walnut”) for the eight months ended August 31, 2013. Cetera did not acquire Walnut until the third quarter of 2013; therefore, the historical Consolidated Statement of Income of Cetera only includes Walnut for four months. Walnut did not have any transactions for this period with the Company or Cetera. As such, no intercompany elimination adjustments are reflected in the pro forma financial statements. The results of Walnut for the eight months ended August 31, 2013 and 2012 include overhead charges from affiliates prior to the acquisition by Cetera of $2.6 million and $2.8 million, respectively. Following the acquisition of Walnut by Cetera, Walnut ceased operating as a separate entity and its operations were moved to a more efficient shared service platform and a substantial portion Walnut’s employees were not hired by Cetera. Therefore, we do not believe that these overhead charges are indicative of overhead allocable to Walnut following the acquisition or that the results of operations for of Walnut for the eight months ended August 31, 2013 and 2012 are indicative of what its operating performance would have been if it had been owned by Cetera during the eight months ended August 31, 2013 and 2012.

(4)	Reflects the historical Statement of Operations of Tower Square Securities, Inc. (“Tower Square”) for the eight months ended August 31, 2013. Cetera did not acquire Tower Square until the third quarter of 2013; therefore, the historical Consolidated Statement of Income of Cetera only includes Tower Square for four months. Tower Square did not have any transactions for this period with the Company or Cetera. As such, no intercompany elimination adjustments are reflected in the pro forma financial statements. The results of Tower Square for the eight months ended August 31, 2013 and 2012 include overhead charges from affiliates prior to the acquisition by Cetera of $1.1 million and $1.4 million, respectively. Following the acquisition of Tower Square by Cetera, Tower Square ceased operating as a separate entity and its operations were moved to a more efficient shared service platform and a substantial portion Tower Square’s employees were not hired by Cetera. Therefore, we do not believe that these overhead charges are indicative of overhead allocable to Tower Square following the acquisition or that the results of operations for of Tower Square for the eight months ended August 31, 2013 and 2012 are indicative of what its operating performance would have been if it had been owned by Cetera during the eight months ended August 31, 2013 and 2012.

(5)	Reflects pro forma adjustments to record Cetera financing related interest expense adjustment. This adjustment excludes a portion of the commitment in respect of the first lien term facility which is subject to mandatory prepayment if certain of the pending acquisitions are abandoned or terminated. See Note 6.

(6)	Reflects pro forma adjustments to record the portion of the commitment in respect of the first lien term facility which is subject to mandatory prepayment if certain of the pending acquisitions are abandoned or terminated. The contingent adjustment is in the aggregate of $80.0 million as follows: (i) with respect to the ICH acquisition, $15.0 million; (ii) with respect to the Hatteras acquisition, $31.0 million; and (iii) with respect to the Summit acquisition, $34.0 million. The first lien term facility will be subject to a mandatory prepayment by the same amounts if any or all of the ICH acquisition, the Hatteras acquisition and the Summit acquisition are abandoned or terminated after the completion of the Cetera acquisition.

(7)	Reflects Pro Forma adjustments to the historical Statement of Operations of the Company to reflect the impact of certain related party transactions.

(8)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third-party commission expenses and third-party reallowance expenses derived from transactions with Cetera for the year ended December 31, 2013 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.

(9)	Reflects the elimination of transaction expenses incurred in connection with the financing of the Cetera acquisition.

(10)	Reflects the elimination of interest expense due to the anticipated repayment of Cetera’s long-term debt.

(11)	Reflects the amortization expense on Cetera’s intangible assets for the year ended December 31, 2013 assuming their useful life will be 9.5 years. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)(i)
$879.9	9.5	$78.4

i.	Excludes $14.2 million of existing amortization of intangible assets recorded by Cetera.

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RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(12)	Reflects the income tax effect of the pro forma adjustments to Cetera’s historical consolidated financial statements for the year ended December 31, 2013.

(in millions)
Pro forma Adjustments	$(56.4)
Tax effect @ 40% (i)	$(22.6)

i.	Reflects tax effect of Cetera’s pro forma adjustments using an assumed tax rate of 40%.

(13)	Reflects Walnut’s amortization expense of intangible assets for eight months prior to acquisition by Cetera. The amortization expense is based on a fair value of $15.3 million and an approximate useful life of 7.9 years. The tax effect of this adjustment is $0.5 million using an assumed 40% tax rate.

(14) Reflects Tower Square’s amortization expense of intangible assets for eight months prior to acquisition by Cetera. The amortization expense is based on a fair value of $7.1 million and an approximate useful life of 7.9 years. The tax effect of this adjustment is $0.2 million using an assumed 40% tax rate.

(15)	Reflects the interest expense on long-term debt issued in connection with the Cetera acquisition. Reflects the pro forma adjustments to the Company’s historical consolidated statements of operations for the year ended December 31, 2013 for interest expense on long-term debt and convertible notes issued in connection with the transactions using interest rates that range from 5% to 10.25%. The tax benefit effect for this expense is $24.3 million using an assumed tax rate of 40%.

(16)	Reflects pro forma adjustment to record the additional interest expense and discount amortization for the additional $80.0 million of contingent commitments with respect to the First Lien Facility. The tax effect of this adjustment is $2.2 million using an assumed 40% tax rate.

(17)	Reflects the pro forma adjustment of the Company’s incentive fee that is based on the Company’s earnings and stock price. The incentive fee is an amount (if such amount is a positive number) equal to the difference between: (1) the product of (x) 20% and (y) the difference between (i) the Company’s Core Earnings, for the previous 12-month period, and (ii) the product of (A) (X) the weighted average of the issue price per share (or deemed price per share) of the Company’s common stock of all of the Company’s cash and non-cash issuances of common stock from and after June 5, 2013 multiplied by (Y) the weighted average number of all shares of common stock outstanding (including any restricted shares of Class A common stock and any other shares of Class A common stock underlying awards granted under the Company’s equity plan) in the case of this clause (Y), in the previous 12-month period, and (B) 8.0%; and (2) the sum of any incentive fee paid to RCS Capital Management with respect to the first three calendar quarters of such previous 12-month period; provided, however, that no incentive fee is payable with respect to any calendar quarter unless the Company’s cash flows for the 12 most recently completed calendar quarters is greater than zero. Core Earnings is a non-GAAP measure and is derived as follows:

Calculation (in thousands, except share price)
RCAP Pro forma net income	$(19,482)
Incentive fee	9,665
Pro forma net income (loss) excluding incentive fee	$(9,817)
Exclusions:
Non-cash equity compensation expense	(5,889)
Depreciation and amortization	(98,392)
Unrealized (loss) gain	7,239
Other non-cash items	–
Total exclusions	(97,042)
Core earnings (a)	87,225
Weighted average of share price (b)	$18.35
Weighted average number of all shares outstanding in previous 12-month period (c)	26,500
Product of (b) x (c)	486,275
Multiplier	8%
Result (d)	38,902
Result (a) minus (d)	48,323
Multiplier	20%
Total incentive fee (Result times Multiplier) (i)	$9,665

i	Reflects the total incentive fee for the year-ended December 31, 2013. The pro forma adjustment equals $9.7 million less $0.3 million recorded on the financial statements.

(18)

Reflects the reversal of the Company’s quarterly fee expense for the year ended December 31, 2013. Pursuant to an agreement, RCS Capital Management implements the Company’s business strategy, as well as the business strategy of the Operating Subsidiaries, and performs executive and management services for the Company and Operating Subsidiaries, subject to oversight, directly or indirectly, by the Company’s Board of Directors. The reversal is due to the fact that the aggregate income before taxes for the Company on a consolidated Pro Forma basis was negative and therefore, no quarterly fee would be charged. We will have significant intangible assets and long-term debt as a result of the recent and pending acquisitions. The intangible assets will be amortized over their useful lives resulting in amortization expense. The long-term debt pays interest which results in interest expense. The long-term debt requires us to pay interest which results in interest expense. As a result, we anticipate incurring recurring losses in future periods because of the significant level of amortization of intangible assets acquired and new interest expense.

(19)	Reflects the elimination of transaction expenses incurred in connection with the acquisitions.

(20)	Reflects the assumption that the Company will not recognize the tax benefit associated with the 2013 loss as a result of being in a cumulative loss position, stemming from increased interest expense and amortization expense following the completion of the pending acquisitions.

(21)	Reflects the exchange by RCAP Holdings of all but one of its 24.0 million shares of the Company’s Class B common stock and all but one of its Class B units in the Company’s operating subsidiaries for 24.0 million shares of the Company’s Class A common stock, assuming that the exchange had occurred on January 1, 2013. As a result of this exchange, RCAP Holdings is entitled to both economic and voting rights and; therefore, no longer has a non-controlling interest in the Company (other than a de minimis interest and, as of April 28, 2014, 310,947 earned LTIP units).

(22)	Assumes the same number of shares for the basic and diluted EPS calculations because of the loss from operations. EPS also includes a 7% convertible preferred dividend paid of $18.9 million.

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